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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549-1004


                                   FORM 8-K




                                CURRENT REPORT




                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT - SEPTEMBER 30, 1997
                       (Date of Earliest Event Reported)




                          UNITED MERIDIAN CORPORATION
            (Exact name of registrant as specified in its charter)


                          Commission File No. 1-12088



          Delaware                                            75-2160316
------------------------------                          ------------------------
   (State of Incorporation)                                (I.R.S. Employer
                                                           Identification No.)



   1201 Louisiana, Suite 1400, Houston, Texas                 77002-5603
   ------------------------------------------                 ----------
   (Address of principal                                      (Zip Code)
   executive offices)



Registrant's telephone number, including area code:  (713) 654-9110
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Item 5.  Other Events
------   ------------
     Amendment No. 1 to the Stockholder Rights Plan
     ----------------------------------------------
         United Meridian Corporation, a Delaware corporation (the "Company"), has amended its stockholder rights plan. Amendment No. 1 to the Rights Agreement, dated February 13, 1996, by and between the Company and Chemical Mellon Shareholder Services, L.L.C., as Rights Agent, is attached as Exhibit 4.1 hereto and is hereby incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
          Information and Exhibits.
          ------------------------

     (c)  Exhibits.

          4.1 Amendment No. 1 to the Rights Agreement, dated as of September 30, 1997, between United Meridian Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

          99.1  Press Release, dated September 30, 1997.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         UNITED MERIDIAN CORPORATION



                         By:     /s/ Jonathan M. Clarkson
                                 ------------------------
                         Name:   Jonathan M. Clarkson
                         Title:  Executive Vice President and
                                 Chief Financial Officer



Dated:  October 1, 1997

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                                 EXHIBIT INDEX


Exhibit No.                        Description
----------                         -----------

    4.1 Amendment No. 1 to the Rights Agreement, dated as of September 30, 1997, between United Meridian Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.


   99.1       Press Release, dated September 30, 1997.

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